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                                 WEITZ PARTNERS, INC.

                       Supplement dated March 23, 1998 to the
                           Prospectus dated April 30, 1997


The Fund's custodial relationship has changed to a different branch within the Norwest Bank system. As a result the following changes are made to the Fund's
Prospectus:

The wire instructions on Page 11 of the Prospectus are amended in their entirety to read as follows:

2.   Instruct the bank to wire funds as follows:

     Norwest Bank Minnesota, N.A.
     Minneapolis, MN
     ABA#091000019
     Norwest Trust Clearing Mpls
     #0840245
     For credit to: Weitz Partners, Inc.
     25308000
     For the Account of: Your Account Number and Name


The section titled "Fund Custodian" on page 19 is amended in its entirety to read as follows:

FUND CUSTODIAN

     Norwest Bank Minnesota, N.A., Minneapolis, Minnesota, is the Custodian for the Fund.

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                                 WEITZ PARTNERS, INC.

                        Supplement dated March 23, 1998 to the
               Statement of Additional Information dated April 30, 1997


The paragraph titled "OTHER SERVICES" on Page 13 of the Statement of Additional Information is amended in its entirety to read as follows:

OTHER SERVICES The Fund's custodian is Norwest Bank Minnesota, N.A., Minneapolis, Minnesota. The Fund's accountant is McGladrey & Pullen LLP, New York, New York. The Fund's legal counsel is Dechert Price & Rhoads, Washington, DC.